Exhibit 99.1

Needham Investment Presentation Kevin Fairbairn, CEO May 2003 Intevac, Inc.

Cautionary Disclaimer

NASDAQ NM Shares Outstanding Market Cap IVAC 12.2M $ 60M Intevac Intensified Imaging Business Equipment Products Business Hard Disk Drive Media Coating Equipment Market Share Leader Top 6 customers use Intevac Equipment Significant Recovery and Growth Opportunity New tools driven by capacity and technology upgrades Potential > $100 Million/year

Equipment Products Business To Be the Leading Supplier of Equipment and Services to the Hard Disk Drive Industry Built Upon: Winning Our Customer's Trust By Delivering Timely Results Enabling Our Customer to Improve Their Business Results Through Our Product Innovation and Enhancement of Customer Productivity Opportunity The HDD Industry is a $20B Business With Significant Technology and Cost Challenges Capital spending is > $1B Intevac share today is < 5% Mission

Equipment Products Business Strategy Win Majority of Technology and Capacity Hard Disk Drive Media Coating Tool Buys in 2003 - 2006 Timeframe Critical for ongoing business success Build Service, Spares and Consumable Business Protect against cyclic nature of system buys Establishing larger presence in Asia to manage after system sales business Expand Served Available Market by Providing Equipment for Other Hard Disk Drive Manufacturing Applications

Good News! Our Customer's Business Results Are Improving Public HDD Companies Seagate $ 0.37/Share Maxtor $0.11/Share Western Digital $0.26/Share Komag $0.21/Share Most Recent Quarter Customer Finances Improving Rate of Change Slowing Areal Density Changes % Pricing Is Stabilizing! Annualized ASP Erosion Averaged Quarter Over Quarter Hard Drive Disk Shipments Market Is Growing

Equipment Products Business Outlook Source: TrendFocus & Salomon Smith Barney Consumer Applications Fuel Growth Hard Drive Shipments First Capacity Buys in 2002 Since 1998 Quotation activity up Analysts Forecasting 25% Growth Over Next 3 Years in Hard Drive Unit Shipments

Business Opportunity Equipment Products Division 2002 - 2003 Represent A Positive Turning Point

Hard Drive Media Coating Equipment Family Industry Work Horse £ 12 Process Steps 122 Systems Shipped Extends Capability of MDP 250B £ 18 Process Step Capability Multiple Units Shipped Industry Work Horse for Future Media > 20 Process Step Capability 1st Shipments Planned Q3 03 MDP 250B MDP 250B MDP 200 + MDP 250B 200 Lean Coming Soon!

Reducing Cost of Media Production Step Improvement in Capital Cost / Disk / Process Step 2003 200 Lean 700 Disks Per Hour Advanced Technology MDP 250B 450 Disks Per Hour

NASDAQ NM Shares Outstanding Market Cap IVAC 12.2M $ 60M Intevac Intensified Imaging Business Unique Next Generation Digital Imaging Systems for Night Vision Transitioning From Contract R&D to Product Revenues Significant Growth Opportunity Multiple Military applications already in qualification Commercial market in development Potential > $200 Million/year Equipment Products Business

Intensified Imaging Business

Mission

To Be The Global Leader in Cost Effective Intensified Imaging Products Built Upon:

- Leveraging advances from the digital world to provide cost effective, smart imaging solutions
- Strategic partnerships with major system providers to address multiple markets



Addressed Wavelengths
Light Wavelength (Micron)
0.4
Near IR
0.9
1.7
Medium Wave IR
3.0
5.0
Long Wave IR
8.0
14.0
Low Light Vision
Reflected Light
From "Dark" Heavens or Eye-safe Illumination
Produces Recognizable Image
Emitted Heat
Requires Temperature Variations
Produces Detectable Image
Cannot read alphanumerics
Cannot penetrate glass
Intensified Imaging
Served Market of Infrared Camera Companies

5/13/03_ AeA_KF

Innovation at the Speed of Light

intevac

Intensified Imaging Products & Applications Airborne Laser Anti-Missile Homeland Security Manportable Maritime Long Range LIVAR(r) Head Mounted Display NightVista(tm) Photon-Processor(tm) Solid State Sensor Medium to Short Range Security Cameras

Cost Effective Long Range Imaging LIVAR(r) Covert Target Identification at Long Range Eye-Safe Compact and Light Weight Man Portable Retrofitable to Existing Targeting Systems LIVAR(r)2200

How LIVAR(r) Works Detect Forward Looking Infra Red Or Radar Or GPS Coordinates Communicate Digital Information Range and Illuminate Eye Safe Laser Covert Image 5x Increase in ID Range

LIVAR(r) Technology Breakthrough Alphanumeric Sees Through Glass Range = 11km over water at Night Range = 28 km at Night Range = 10 km at Night

Short To Medium Range Night Vision Heavy, Cumbersome Direct View (Blinded by Light) Vacuum Tube Technology Expensive Today (1970's Technology) Light, Compact Video Output (Day/Night Operation) Solid State Intevac Device Low Cost, Low Power Tomorrow Market Opportunity > $200M / Year

Military Intensified Imaging Product Pipe Line ABL LIVAR(r) Airborne Program Head Mounted Cameras Vehicle Mounted LIVAR(r) Cost Effective Targeting LIVAR(r) Man Portable LIVAR(r) Naval LIVAR(r) UAV LIVAR(r) Technology Demonstration Production Phase 2003 2004 2005 2006 2007 2008 $13 Million $ 42 Million $ 1000 + Million $ 200 Million $ 20 Million TBD TBD $ 150 Million Typical Production Run: 8-10 years Engineering & Manufacturing Development Phase $$

Commercialized Intensified Imaging Business

Leveraging Technology Developed for Military both at Intevac and Elsewhere

Large Scale Infrastructure Security Using LIVAR®


Port Authority


Infrastructure Support


Water Watch


Extended Runway


Ferry or Tanker Watch


Border Control

- LIVAR® Enables Automated Detection and Identification of Potential Threats Over Large Areas
- Available Q4 2003

Short to Medium Range Night Time Security/Surveillance



- NightVista™ Extreme Low Light Video Cameras Available Q2 2003

Total Available Market Estimated at > $700 Million

5/13/03_ AeA_KF
Innovation at the Speed of Light
intevac

Intevac Summary Intensified Imaging Business Unique Technology to Address Significant and Growing Markets Significant Market Military market development in process Commercial market development starting Equipment Products Business Major New Equipment Investment Cycle Starting Market Share Leader Opportunity for Significant Revenue and Value Growth